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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 27, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                             AMKOR TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           0-29472                                23-1722724
    COMMISSION FILE NUMBER          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)




                              1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
                                 (610) 431-9600
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
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ITEM 5.    OTHER EVENTS.

      On June 27, 2000 we issued a press release (attached hereto as Exhibit 99.1) announcing our preliminary financial results for the second quarter ending June 30, 2000 and our outlook for the fiscal year ending December 31, 2000.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1      Text of Press Release dated June 27, 2000

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMKOR TECHNOLOGY, INC.

                                           By: /s/ KENNETH T. JOYCE
                                           ------------------------
                                           Kenneth T. Joyce
                                           Chief Financial Officer

                                           Dated: June 30, 2000


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